THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N
Lincoln Level Advantage® B-Class Indexed Variable Annuity
Lincoln Level Advantage® Advisory Class Indexed Variable Annuity

Supplement dated June 14, 2021 to the Prospectus dated May 1, 2021

This supplement to your Lincoln Level Advantage® B-Class or Advisory Class Indexed Variable Annuity prospectus describes the addition of new investment options. It is for informational purposes and requires no action on your part. All other provisions in your prospectus remain unchanged.
The following Indexed Accounts will be available for new contracts purchased on and after June 21, 2021 and August 23, 2021 for existing contractowners.
6-Year Performance Cap Indexed Account with Protection Level
•	S&P 500® Cap, 10% Protection
•	Russell 2000® Cap, 10% Protection
•	Capital Strength Net Fee IndexSM Cap, 10% Protection

Please retain this supplement with your prospectus for future reference.